UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) December 16, 2010

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2009 (the “January 2009 8-K”) by AutoNation, Inc. (the “Company”), the Board of Directors of the Company approved a letter agreement with Toyota Motor Sales, U.S.A., Inc. (“Toyota,” and such agreement, as amended to date, the “Toyota Agreement”) in order to, among other things, eliminate any potential adverse consequences under Toyota’s framework agreement with the Company in the event that ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (together, “ESL”) acquires more than fifty percent (50%) of the Company’s common stock. The Toyota Agreement includes certain governance-related and other provisions as described in the January 2009 8-K. ESL currently owns approximately 55% of the Company’s outstanding common stock.

Under the Toyota Agreement (as previously extended), Toyota’s consent (the “Consent”) to ESL acquiring more than fifty percent (50%) of the Company’s common stock would have terminated on December 31, 2010, solely with respect to ESL purchases of the Company’s common stock after such date.

At ESL’s request, Toyota has granted a one-year extension of its Consent under the Toyota Agreement (such extension, the “Second Extension Agreement”), and the Company signed an acknowledgement to the Second Extension Agreement, which is dated December 16, 2010. Toyota’s Consent under the Toyota Agreement will now terminate on December 31, 2011, solely with respect to purchases of the Company’s common stock by ESL after such date, provided that ESL may continue to seek successive annual one-year extensions of Toyota’s Consent, and Toyota shall not unreasonably withhold or delay its consent thereto. All other terms and conditions of the Toyota Agreement were unchanged.

The foregoing summaries of the Toyota Agreement and the Second Extension Agreement are qualified in their entirety by reference to such agreements. The Toyota Agreement, together with all amendments thereto, including the Second Extension Agreement, are filed as exhibits hereto, and each is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2	First Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3	Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4	Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: December 17, 2010	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2	First Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 24, 2009).

10.3	Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed on April 23, 2010).

10.4	Second Extension Agreement, dated December 16, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.